united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Swan Defined Risk
Fund

Class A – SDRAX
Class C – SDRCX
Class I – SDRIX

Swan Defined Risk
Emerging Markets
Fund

Class A – SDFAX
Class C – SDFCX
Class I – SDFIX

Annual Report
June 30, 2015

1-877-896-2590

www.swandefinedriskfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Swan Defined Risk Fund

Swan Defined Risk Emerging Markets Fund

SHAREHOLDER LETTER

June 30, 2015

Fiscal Year Annual Review

Dear Shareholders,

The Swan Defined Risk Fund, presented using the Class I (SDRIX) shares, returned 1.57% (net of fees, distributions and dividends reinvested) for the fiscal year ended June 30, 2015, respectively. In comparison, the S&P 500 Total Return Index1 advanced 7.42% over the same time frame. The 9 Select Sector SPDR exchange-traded funds (“ETFs”) positions held in the SDRIX (equally weighted) underperformed the cap-weighted S&P 500 index by approximately 1.35% due to a significant deterioration in market breadth during the first six calendar months of 2015. Bigger distinctions are being drawn between winners and losers in a market where overall profit growth has ground to a halt and equity returns have slowed after a six-year advance. The Healthcare sector has been the dominant performer, contributing just over half the S&P 500’s return in 2015. Meanwhile, other sectors such as Materials, Energy, Utilities and Industrials have posted noticeable losses in 2015. As a result, the hedged equity (9 Select Sector SPDR ETFs + a protective hedge using the S&P 500 index put options) piece of the SDRIX portfolio declined 0.91% for the fiscal year ended June 30, 2015. As we would expect, the performance of the hedge lost some value through the rise in the S&P 500 equity. However, the slim loss in hedged equity was fully offset by a 2.48% gain in the options income component of the SDRIX portfolio during the fiscal year ended June 30, 2015. Options income benefited primarily from the particularly range-bound market in 2015. Finally, SDRIX distributed a stock dividend of 0.55% in the form of additional shares on December 19, 2014. The effect of this distribution lowered the net asset value of the SDRIX by $0.065 cents on a per share basis.

The Swan Defined Risk Emerging Markets Fund, presented using the Class I (SDFIX) shares, returned 1.00% (net of fees and dividends reinvested) from its inception on December 30, 2014 to June 30, 2015, respectively. In comparison, the MSCI Emerging Markets Index returned 1.85% over the same time frame. The hedged equity component of the SDFIX portfolio (emerging market ETFs + a protective hedge using emerging market ETF put options) declined 0.31% during the first six months of 2015. As expected, the protective put hedge decayed slightly amid a flat performance in the underlying emerging markets equity ETFs. Conversely, the options income component of the SDFIX portfolio gained 1.31% during the six months ended June 30, 2015, respectively. The gain in options income is primarily due to relatively high implied volatility as compared to the actual volatility that played out in the options contracts during the first half of 2015. This resulted in higher premiums collected from writing options.

[1]	A total return index is a type of equity index that tracks the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Strategy

The Swan Defined Risk’s core strategy has been and will always be to purchase an underlying hedge at 100% of the notional value of the underlying through corresponding LEAPS put options2 and proportionally write shorter-term options against the long underlying equity ETFs and LEAPS puts. Premiums received from writing options represent income-type positions that are designed to take advantage of time decay and help pay for the cost of the hedge. This basic strategy is employed in both our mutual funds. The only difference is the asset class, or more specifically, the ETFs used as the underlying equity and the corresponding options.

During the second calendar quarter of 2015, we converted 100% of SDFIX’s equity holding from the VWO ETF to that of the EEM ETF. We made the switch to lock in a 1.40% outperformance in VWO relative to EEM at the time we made the swap. Additionally, this change may mitigate basis risk with regard to the hedge and options income.

We aim to deliver positive returns during bull markets and effectively protect our investors’ capital during bear markets. This may cause our mutual funds to underperform their benchmark indexes on the upside while outperforming the indexes on the downside through a lower relative drawdown. It has been our experience that protecting capital while giving up some upside has led to outperforming returns with lower standard deviation vs the S&P 500 over the long run. Our experience with respect to Emerging Markets showed a similar result. Finally, the core strategy continues to work diligently towards additional return from income orientated options trades.

Outlook

Looking ahead, it appears that future returns for US equities will be muted by relatively high current valuations amid a subpar economy and slowing top-line revenue growth across many industries. Over the past six years, the Federal Reserve’s extraordinary accommodation policies have put the cart before the horse. The effect has been implicit support for ever higher asset prices while the economy has struggled to improve. Valuations for equities in Emerging Markets appear a bit more attractive amid depressed commodity prices stemming from a slowdown in China and a stronger dollar recently. Consequently, we believe this is an opportune time to consider hedged equity, particularly the Swan Defined Risk Strategy, as a substantive portion of an investor’s portfolio.

We appreciate your confidence in our mutual funds and look forward to our next communication with our shareholders. We are working hard toward our primary objectives of protecting against downside exposure and seeking better than average returns in the hedged equity fund class.

6350-NLD-8/10/2015

Best Regards,

Randy Swan - President

[2]	LEAPS - Long-term Equity AnticiPation Securities have the same characteristics as standard options, but with expiration dates up to three years in the future.

SWAN DEFINED RISK FUND

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

	One Year	Since Inception (a)	Since Inception (c)
Swan Defined Risk Fund - Class A	1.31%	6.61%	N/A
Swan Defined Risk Fund - Class A with Load	-4.24%	4.57%	N/A
Swan Defined Risk Fund - Class C	0.52%	N/A	5.75%
Swan Defined Risk Fund - Class I	1.57%	6.88%	N/A
S&P 500 Total Return Index (b)	7.42%	N/A	16.18%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 3, 2014, as revised June 19, 2015 are 1.64%, 2.39% and 1.39% for the Class A, C and I shares respectively. Class A shares are subject to a maximum sales charge of up to 5.50% imposed on purchases and maximum deferred sales charge of up to 1.00% on redemptions made within 12 months of purchase if the purchase was made prior to November 1, 2014 (if the initial sales charge was waived). Class C shares are subject to a maximum deferred sales charge of up to 1.00% on redemptions made within 12 months of purchase if the purchase was made after June 19, 2015. For performance information current to the most recent month-end, please call 1-877-896-2590.

(a)	Inception date for Class A and Class I is July 30, 2012.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(c)	Inception date is October 18, 2012.

Portfolio Composition as of June 30, 2015
Holdings by Asset Type	% of Net Assets
Exchange Traded Funds	90.6%
Purchased Put Options	7.8%
Short-Term Investments	4.5%
Purchased Call Options	0.3%
Written Call Options	(0.5)%
Written Put Options	(1.4)%
Liabilities In Excess of Other Assets	(1.3)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed description of the Fund’s holdings.

SWAN DEFINED RISK EMERGING MARKETS FUND

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, as compared to its benchmark:

Since Inception (a)
Swan Defined Risk Emerging Markets Fund - Class A	0.90%
Swan Defined Risk Emerging Markets Fund - Class A with Load	(4.63)%
Swan Defined Risk Emerging Markets Fund - Class C	0.60%
Swan Defined Risk Emerging Markets Fund - Class I	1.00%
MSCI Emerging Markets Index (b)	1.85%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expenses, before any fee waivers, as stated in the fee table to the Fund’s prospectus dated December 3, 2014, as revised June 19, 2015, are 2.02%, 2.77% and 1.77% for the Class A, C and I shares respectively. Class A shares are subject to a maximum sales charge of up to 5.50% imposed on purchases. Class C shares are subject to a maximum deferred sales charge of up to 1.00% on redemptions made within 12 months if the purchase was made after June 19, 2015. For performance information current to the most recent month-end, please call 1-877-896-2590.

(a)	Inception date is December 30, 2014.

(b)	The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2015
Holdings by Asset Type	% of Net Assets
Exchange Traded Funds	80.0%
Other Assets Less Liabilities	9.4%
Purchased Put Options	9.2%
Short Term Investments	2.3%
Purchased Call Options	0.2%
Written Call Options	(0.4)%
Written Put Options	(0.7)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed description of the Fund’s holdings.

SWAN DEFINED RISK FUND

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 90.6%
	EQUITY FUNDS - 90.6%
1,706,802	Consumer Discretionary Select Sector SPDR Fund ^	$130,536,217
2,731,503	Consumer Staples Select Sector SPDR Fund ^	130,019,543
1,752,251	Energy Select Sector SPDR Fund ^	131,699,185
5,350,433	Financial Select Sector SPDR Fund ^	130,443,556
1,788,000	Health Care Select Sector SPDR Fund ^	133,009,320
2,408,263	Industrial Select Sector SPDR Fund ^	130,190,698
2,691,668	Materials Select Sector SPDR Fund ^	130,249,814
3,170,255	Technology Select Sector SPDR Fund ^	131,248,557
3,165,002	Utilities Select Sector SPDR Fund ^	131,220,983
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $1,083,667,102)	1,178,617,873

Contracts
	PURCHASED CALL OPTIONS - 0.3%
601	Russell 2000 Index, Expiration August 2015, Exercise Price $1,210 +	3,708,170
1,581	Russell 2000 Index, Expiration August 2015, Exercise Price $1,330 +	529,635
714	Russell 2000 Index, Expiration August 2015, Exercise Price $1,340 +	151,725
1,371	S&P 500 Index, Expiration July 2015, Exercise Price $2,250 +	6,855
	TOTAL PURCHASED CALL OPTIONS - (Cost - $5,509,394)	4,396,385

	PURCHASED PUT OPTIONS - 7.8%
980	Russell 2000 Index, Expiration August 2015, Exercise Price $1,100 +	480,200
918	Russell 2000 Index, Expiration August 2015, Exercise Price $1,120 +	596,700
1,371	S&P 500 Index, Expiration July 2015, Exercise Price $1,850 +	287,910
22	S&P 500 Index, Expiration December 2016, Exercise Price $1,975 +	330,330
2,802	S&P 500 Index, Expiration December 2016, Exercise Price $2,000 +	44,705,910
947	S&P 500 Index, Expiration December 2016, Exercise Price $2,025 +	16,056,385
660	S&P 500 Index, Expiration December 2016, Exercise Price $2,050 +	11,883,300
440	S&P 500 Index, Expiration December 2016, Exercise Price $2,075 +	8,406,200
715	S&P 500 Index, Expiration December 2016, Exercise Price $2,100 +	14,496,625
176	S&P 500 Index, Expiration December 2016, Exercise Pric	3,782,240
	TOTAL PURCHASED PUT OPTIONS - (Cost - $124,218,699)	101,025,800

	TOTAL OPTIONS PURCHASED - (Cost - $129,728,093)	105,422,185
Shares
	SHORT TERM INVESTMENTS - 4.5%
48,588,095	Dreyfus Treasury Cash Management - Institutional Shares, 0.01% *	48,588,095
9,690,109	Goldman Sachs Financial Square Money Market - Institutional Shares, 0.01 *	9,690,109
	(Cost $58,278,204)	58,278,204

	TOTAL INVESTMENTS - 103.2% (Cost - $1,271,673,399)(a)	$1,342,318,262
	CALL OPTIONS WRITTEN - (0.5)% (Premiums Received - $10,784,998)	(6,150,752)
	PUT OPTIONS WRITTEN - (1.4)% (Premiums Received - $13,141,351)	(18,389,090)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%	(16,323,467)
	NET ASSETS - 100.0%	$1,301,454,953

Contracts
	CALL OPTIONS WRITTEN - (0.5)%
601	Russell 2000 Index, Expiration August 2015, Exercise Price $1,250 +	$2,061,430
601	Russell 2000 Index, Expiration August 2015, Exercise Price $1,290 +	841,400
1,694	Russell 2000 Index, Expiration August 2015, Exercise Price $1,300 +	1,761,760
950	S&P 500 Index, Expiration August 2015, Exercise Price $2,180 +	232,750
449	S&P 500 Index, Expiration August 2015, Exercise Price $2,185 +	92,045
1,672	S&P 500 Index, Expiration August 2015, Exercise Price $2,190 +	284,240
2,681	S&P 500 Index, Expiration August 2015, Exercise Price $2,200 +	315,017
1,371	S&P 500 Index, Expiration September 2015, Exercise Price $2,200 +	562,110
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $10,784,998)	6,150,752

SWAN DEFINED RISK FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Contracts		Value
	PUT OPTIONS WRITTEN - (1.4)%
980	Russell 2000 Index, Expiration August 2015, Exercise Price $1,150 +	$926,100
918	Russell 2000 Index, Expiration August 2015, Exercise Price $1,220 +	2,115,990
750	S&P 500 Index, Expiration August 2015, Exercise Price $1,920 +	1,241,250
1,058	S&P 500 Index, Expiration August 2015, Exercise Price $1,925 +	1,814,470
2,141	S&P 500 Index, Expiration August 2015, Exercise Price $1,940 +	4,121,425
1,371	S&P 500 Index, Expiration August 2015, Exercise Price $1,950 +	2,824,260
432	S&P 500 Index, Expiration August 2015, Exercise Price $1,975 +	1,088,640
1,371	S&P 500 Index, Expiration September 2015, Exercise Price $1,950 +	4,256,955
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received - $13,141,351)	18,389,090

	TOTAL OPTIONS WRITTEN - (Premiums Received - $23,926,349)	$24,539,842

SPDR - Standard & Poor’s Depositary Receipts

^	All or a portion of the security is held as collateral for written call and put options.

+	Non-income producing security.

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options purchased and options written is $1,222,861,730 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$107,724,042
Unrealized depreciation:	(12,807,352)
Net unrealized appreciation	$94,916,690

SWAN DEFINED RISK EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 80.0%
	EQUITY FUNDS - 80.0%
179,245	iShares MSCI Emerging Markets ETF ^	$7,101,687
168,700	Vanguard FTSE Emerging Markets ETF ^	6,896,456
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $13,808,525)	13,998,143

Contracts
	PURCHASED CALL OPTIONS - 0.2%
6	Russell 2000 Index, Expiration August 2015, Exercise Price $1,210 +	37,020
13	Russell 2000 Index, Expiration August 2015, Exercise Price $1,330 +	4,355
5	Russell 2000 Index, Expiration August 2015, Exercise Price $1,340 +	1,062
	TOTAL PURCHASED CALL OPTIONS - (Cost - $52,513)	42,437

	PURCHASED PUT OPTIONS - 9.2%
1,140	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $38 + *	447,450
782	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $39 + *	344,080
1,025	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $40 + *	497,125
143	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $41 + *	77,220
60	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $42 + *	35,700
302	iShares MSCI Emerging Markets ETF, Expiration January 2017, Exercise Price $43 + *	197,810
7	Russell 2000 Index, Expiration August 2015, Exercise Price $1,100 +	3,430
5	Russell 2000 Index, Expiration August 2015, Exercise Price $1,120 +	3,250
	TOTAL PURCHASED PUT OPTIONS - (Cost - $1,851,430)	1,606,065

	TOTAL OPTIONS PURCHASED - (Cost - $1,903,943)	1,648,502
Shares
	SHORT TERM INVESTMENTS - 2.3%
387,105	Dreyfus Treasury Cash Management - Institutional Shares, 0.01% **	387,105
	(Cost $387,105)

	TOTAL INVESTMENTS - 91.7% (Cost - $16,099,573)(a)	$16,033,750
	CALL OPTIONS WRITTEN - (0.4)% (Premiums Received - $124,633)	(69,938)
	PUT OPTIONS WRITTEN - (0.7)% (Premiums Received - $138,042)	(116,903)
	OTHER ASSETS LESS LIABILITIES - 9.4%	1,649,615
	NET ASSETS - 100.0%	$17,496,524
Contracts
	CALL OPTIONS WRITTEN - (0.4)%
547	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $42.5 + *	$10,393
108	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $43 + *	1,404
1,415	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $43.5 + *	11,320
1,215	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $44 + *	4,860
143	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $44.5 + *	501
6	Russell 2000 Index, Expiration August 2015, Exercise Price $1,250 +	20,580
6	Russell 2000 Index, Expiration August 2015, Exercise Price $1,290 +	8,400
12	Russell 2000 Index, Expiration August 2015, Exercise Price $1,300 +	12,480
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received - $124,633)	69,938

SWAN DEFINED RISK EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Contracts		Value
	PUT OPTIONS WRITTEN - (0.7)%
1,287	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $36 + *	$28,314
1,740	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $36.5 + *	54,810
401	iShares MSCI Emerging Markets ETF, Expiration August 2015, Exercise Price $37 + *	15,639
7	Russell 2000 Index, Expiration August 2015, Exercise Price $1,150 +	6,615
5	Russell 2000 Index, Expiration August 2015, Exercise Price $1,220 +	11,525
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received - $138,043)	116,903

	TOTAL OPTIONS WRITTEN - (Premiums Received - $262,676)	$186,841

SPDR - Standard & Poor’s Depositary Receipts

^	All or a portion of the security is held as collateral for written call and put options.

*	Each call or put option contract allows the holder of the option to purchase or sell, respectively, 100 shares of the underlying security.

+	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options purchased and options written is $15,839,386 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$386,825
Unrealized depreciation:	(379,302)
Net unrealized appreciation	$7,523

Swan Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

			Swan Defined
	Swan Defined		Risk Emerging
	Risk Fund		Markets Fund (a)
ASSETS
Investment securities:
At cost	$1,271,673,399		$16,099,573
At value	$1,342,318,262		$16,033,750
Cash	500,000		—
Cash held at broker	—		10,062
Receivable for Fund shares sold	3,335,906		1,604,910
Prepaid expenses and other assets	75,402		16,851
Receivable for securities sold	—		1,880
Dividends and interest receivable	—		118,453
Receivable due from Advisor	—		17,542
TOTAL ASSETS	1,346,229,570		17,803,448

LIABILITIES
Options written, at value (Premiums Received - $23,926,349 & $262,676, respectively)	24,539,842		186,841
Payable for investments purchased	17,484,726		87,351
Investment advisory fees payable	1,110,174		—
Payable for Fund shares repurchased	833,842		—
Payable for options purchased	537,979		9,691
Distribution (12b-1) fees payable	106,277		701
Accrued expenses and other liabilities	161,777		22,340
TOTAL LIABILITIES	44,774,617		306,924
NET ASSETS	$1,301,454,953		$17,496,524

NET ASSETS CONSIST OF:
Paid in capital	$1,243,050,284		$17,460,269
Undistributed net investment income	3,469,454		59,853
Accumulated net realized loss from security transactions and written options	(15,096,155)		(33,610)
Net unrealized appreciation on investments and written options	70,031,370		10,012
NET ASSETS	$1,301,454,953		$17,496,524

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$139,333,183		$2,889,568
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,771,284		286,424
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.84		$10.09
Maximum offering price per share (maximum sales charge of 5.50%)	$12.53	(b)	$10.68

Class C Shares :
Net Assets	$89,801,591		$522,676
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,679,567		51,955
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share (c)	$11.69		$10.06

Class I Shares:
Net Assets	$1,072,320,179		$14,084,280
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	90,282,195		1,394,512
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$11.88		$10.10

(a)	Swan Defined Risk Emerging Markets Fund commenced operations on December 30, 2014.

(b)	For certain purchases of $1 million or more of Class A shares made prior to November 1, 2014, a 1.00% contingent deferred sales charge may apply to redemptions made within 12 months of purchase, where the maximum sales charge of 5.50% was waived at the time of purchase.

(c)	Class C shares redeemed within 12 months of purchase will be subject to a CDSC of up to 1.00% of the lesser of the original purchase price or the proceeds of the redemption. Class C shares purchased prior to June 19, 2015 are not subject to the CDSC.

Swan Funds

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2015

		Swan Defined
	Swan Defined	Risk Emerging
	Risk Fund	Markets Fund (a)
INVESTMENT INCOME
Dividends	$18,711,014	$133,825
Interest	4,594	27
TOTAL INVESTMENT INCOME	18,715,608	133,852

EXPENSES
Investment advisory fees	9,359,620	51,906
Distribution (12b-1) fees:
Class A	311,153	715
Class C	655,170	926
Administrative services fees	514,523	3,257
Non 12b-1 shareholder servicing fees	440,362	460
Transfer agent fees	194,610	18,441
Custodian fees	183,532	9,519
Accounting services fees	137,354	3,870
Printing and postage expenses	93,780	2,480
Registration fees	56,050	2,684
Compliance officer fees	29,050	259
Insurance expense	23,699	55
Interest expense	17,676	3
Legal Fees	15,771	22,448
Audit Fees	15,138	15,590
Trustees’ fees and expenses	14,820	7,459
Other expenses	95,474	3,340
TOTAL EXPENSES	12,157,782	143,412
Plus: Fees waived/reimbursed by the Advisor	—	(69,413)
TOTAL NET EXPENSES	12,157,782	73,999

NET INVESTMENT INCOME	6,557,826	59,853

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized gain (loss) on:
Investments	(48,236,515)	(145,933)
Options written	42,861,427	112,323
Net realized loss on investments and options written	(5,375,088)	(33,610)
Net change in unrealized appreciation/(depreciation) on:
Investments	11,741,542	(65,823)
Options written	(2,751,982)	75,835
Net change in unrealized appreciation on investments and options written	8,989,560	10,012

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN	3,614,472	(23,598)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,172,298	$36,255

(a)	The Swan Defined Risk Emerging Markets Fund commenced operations on December 30, 2014.

Swan Defined Risk Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
FROM OPERATIONS
Net investment income	$6,557,826	$2,465,514
Net realized loss on investments and options written	(5,375,088)	(5,714,167)
Net change in unrealized appreciation on investments and options written	8,989,560	52,847,913
Net increase in net assets resulting from operations	10,172,298	49,599,260

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(502,029)	(256,919)
Class C	—	(11,531)
Class I	(3,986,545)	(1,312,061)
Net decrease in net assets resulting from distributions to shareholders	(4,488,574)	(1,580,511)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	152,326,185	81,412,062
Class C	54,251,586	33,280,170
Class I	788,760,807	355,111,379
Net asset value of shares issued in reinvestment of distributions:
Class A	376,987	229,307
Class C	—	10,700
Class I	2,988,558	1,085,284
Payments for shares redeemed:
Class A	(105,409,403)	(39,640,783)
Class C	(10,421,505)	(3,238,742)
Class I	(205,425,731)	(77,424,639)
Net increase in net assets from shares of beneficial interest	677,447,484	350,824,738

TOTAL INCREASE IN NET ASSETS	683,131,208	398,843,487

NET ASSETS
Beginning of Year	618,323,745	219,480,258
End of Year*	$1,301,454,953	$618,323,745
* Includes undistributed net investment income of:	$3,469,454	$1,400,202

SHARE ACTIVITY
Class A:
Shares Sold	12,890,006	7,349,728
Shares Reinvested	31,813	20,547
Shares Redeemed	(8,866,032)	(3,552,043)
Net increase in shares of beneficial interest outstanding	4,055,787	3,818,232

Class C:
Shares Sold	4,624,202	3,008,339
Shares Reinvested	—	963
Shares Redeemed	(887,473)	(291,224)
Net increase in shares of beneficial interest outstanding	3,736,729	2,718,078

Class I:
Shares Sold	66,321,170	31,720,968
Shares Reinvested	251,774	97,161
Shares Redeemed	(17,265,338)	(6,935,621)
Net increase in shares of beneficial interest outstanding	49,307,606	24,882,508

Swan Defined Risk Emerging Markets Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2015 (a)
FROM OPERATIONS
Net investment income	$59,853
Net realized loss on investments and options written	(33,610)
Net change in unrealized appreciation on investments and options written	10,012
Net increase in net assets resulting from operations	36,255

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,457,941
Class C	532,465
Class I	16,576,057
Payments for shares redeemed:
Class A	(543,613)
Class I	(2,562,581)
Net increase in net assets from shares of beneficial interest	17,460,269

TOTAL INCREASE IN NET ASSETS	17,496,524

NET ASSETS
Beginning of Period	—
End of Period*	$17,496,524
* Includes undistributed net investment income of:	$59,853

SHARE ACTIVITY
Class A:
Shares Sold	339,598
Shares Redeemed	(53,174)
Net increase in shares of beneficial interest outstanding	286,424

Class C:
Shares Sold	51,955
Net increase in shares of beneficial interest outstanding	51,955

Class I:
Shares Sold	1,638,116
Shares Redeemed	(243,604)
Net increase in shares of beneficial interest outstanding	1,394,512

(a)	The Swan Defined Risk Emerging Markets Fund commenced operations on December 30, 2014.

Swan Defined Risk Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013 (1)

Net asset value, beginning of period	$11.73	$10.34	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.05	0.08
Net realized and unrealized gain on investments	0.09	1.38	0.37
Total from investment operations	0.15	1.43	0.45
Less distributions from:
Net investment income	(0.04)	(0.04)	(0.06)
Net realized gains	—	—	(0.05)
Total distributions	(0.04)	(0.04)	(0.11)
Net asset value, end of period	$11.84	$11.73	$10.34
Total return (3)	1.31%	13.84%	4.51	% (4)
Net assets, at end of period (000s)	$139,333	$90,505	$40,280
Ratio of expenses to average net assets (5)	1.44%	1.48%	1.62	% (6)
Ratio of net investment income to average net assets (5,7)	0.51%	0.45%	0.82	% (6)
Portfolio Turnover Rate	0%	0%	3	% (4)

(1)	The Swan Defined Risk Fund’s Class A shares commenced operations on July 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Swan Defined Risk Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	June 30, 2015	June 30, 2014		June 30, 2013 (1)

Net asset value, beginning of period	$11.63	$10.29		$10.16
Activity from investment operations:
Net investment income/(loss) (2)	(0.02)	(0.02)		0.04
Net realized and unrealized gain on investments	0.08	1.36		0.19
Total from investment operations	0.06	1.34		0.23
Less distributions from:
Net investment income	—	(0.00	) (8)	(0.05)
Net realized gains	—	—		(0.05)
Total distributions	—	(0.00	) (8)	(0.10)
Net asset value, end of period	$11.69	$11.63		$10.29
Total return (3)	0.52%	13.07%		2.31	% (4)
Net assets, at end of period (000s)	$89,802	$45,865		$12,607
Ratio of expenses to average net assets (5)	2.19%	2.23%		2.34	% (6)
Ratio of net investment income (loss) to average net assets (5,7)	(0.21%)	(0.21%)		0.55	% (6)
Portfolio Turnover Rate	0%	0%		3	% (4)

(1)	The Swan Defined Risk Fund’s Class C shares commenced operations on October 18, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Amount is less than $0.01.

Swan Defined Risk Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014	June 30, 2013 (1)

Net asset value, beginning of period	$11.76	$10.35	$10.00
Activity from investment operations:
Net investment income (2)	0.10	0.08	0.11
Net realized and unrealized gain on investments	0.09	1.39	0.36
Total from investment operations	0.19	1.47	0.47
Less distributions from:
Net investment income	(0.07)	(0.06)	(0.07)
Net realized gains	—	—	(0.05)
Total distributions	(0.07)	(0.06)	(0.12)
Net asset value, end of period	$11.88	$11.76	$10.35
Total return (3)	1.57%	14.19%	4.69	% (4)
Net assets, at end of period (000s)	$1,072,320	$481,953	$166,594
Ratio of expenses to average net assets (5)	1.19%	1.23%	1.32	% (6)
Ratio of net investment income to average net assets (5,7)	0.81%	0.75%	1.19	% (6)
Portfolio Turnover Rate	0%	0%	3	% (4)

(1)	The Swan Defined Risk Fund’s Class I shares commenced operations on July 30, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Swan Defined Risk Emerging Markets Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A
	For the
	Period Ended
	June 30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.09
Net realized and unrealized (loss) on investments	(0.00	) (8)
Total from investment operations	0.09
Net asset value, end of period	$10.09
Total return (3)	0.90	% (4)
Net assets, at end of period (000s)	$2,890
Ratio of gross expenses to average net assets (5)	2.97	% (6)
Ratio of net expenses to average net assets (5)	1.65	% (6)
Ratio of net investment income to average net assets (5,7)	1.85	% (6)
Portfolio Turnover Rate	40	% (4)

(1)	The Swan Defined Risk Emerging Markets Fund’s Class A shares commenced operations on December 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Amount is less than $0.01.

Swan Defined Risk Emerging Markets Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class C
	For the
	Period Ended
	June 30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.10
Net realized and unrealized (loss) on investments	(0.04)
Total from investment operations	0.06
Net asset value, end of period	$10.06
Total return (3)	0.60	% (4)
Net assets, at end of period (000s)	$523
Ratio of gross expenses to average net assets (5)	3.72	% (6)
Ratio of net expenses to average net assets (5)	2.40	% (6)
Ratio of net investment income to average net assets (5,7)	2.05	% (6)
Portfolio Turnover Rate	40	% (4)

(1)	The Swan Defined Risk Emerging Markets Fund’s Class C shares commenced operations on December 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Swan Defined Risk Emerging Markets Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I
	For the
	Period Ended
	June 30, 2015 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.06
Net realized and unrealized gain on investments	0.04	(8)
Total from investment operations	0.10
Net asset value, end of period	$10.10
Total return (3)	1.00	% (4)
Net assets, at end of period (000s)	$14,084
Ratio of gross expenses to average net assets (5)	2.72	% (6)
Ratio of net expenses to average net assets (5)	1.40	% (6)
Ratio of net investment income to average net assets (5,7)	1.10	% (6)
Portfolio Turnover Rate	40	% (4)

(1)	The Swan Defined Risk Emerging Markets Fund’s Class I shares commenced operations on December 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended June 30, 2015, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to the fluctuating values for the Fund’s portfolio.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION

The Swan Defined Risk Fund and the Swan Defined Risk Emerging Markets Fund (the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Swan Defined Risk Fund is to seek income and growth of capital. The investment objective of the Swan Defined Risk Emerging Markets Fund is to seek income and growth of capital.

The Funds currently offers three classes of shares: Class A, Class C and Class I shares. The Swan Defined Risk Fund’s Class A shares and Class I shares commenced operations on July 30, 2012 and Class C shares on October 18, 2012. The Swan Defined Risk Emerging Markets Fund’s Class A, Class C and Class I shares commenced operations on December 30, 2014. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Prior to November 1, 2014, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% on shares redeemed in the first 12 months of purchase where the maximum sales charge of 5.50% was waived at time of purchase. Class I and Class C shares are offered at net asset value. Class C shares redeemed within 12 months of purchase will be subject to a CDSC of up to 1.00% of the lesser of the original purchase price or the proceeds of the redemption. Purchases of Class C shares prior to June 19, 2015 are not subject to the CDSC. Each class of the Funds represents an interest in the same assets of the respective Fund and classes are identical except for differences in their distribution charges, sales charges, and minimum investment levels. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Funds’ investments measured at fair value:

Swan Defined Risk Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,178,617,873	$—	$—	$1,178,617,873
Purchased Call Options	—	4,396,385	—	$4,396,385
Purchased Put Options	—	101,025,800	—	101,025,800
Short-Term Investments	58,278,204	—	—	58,278,204
Total	$1,236,896,077	$105,422,185	$—	$1,342,318,262
Liabilities *
Call Options Written	$—	$6,150,752	$—	$6,150,752
Put Options Written	—	18,389,090	—	18,389,090
Total	$—	$24,539,842	$—	$24,539,842

Swan Defined Risk Emerging Markets Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,998,143	$—	$—	$13,998,143
Purchased Call Options	—	42,437	—	$42,437
Purchased Put Options	841,205	764,860	—	1,606,065
Short-Term Investments	387,105	—	—	387,105
Total	$15,226,453	$807,297	$—	$16,033,750
Liabilities *
Call Options Written	$11,797	$58,141	$—	$69,938
Put Options Written	43,953	72,950	—	$116,903
Total	$55,750	$131,091	$—	$186,841

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. * Please refer to the Portfolio of Investments for Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As a writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is the Funds’ policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2013 and 2014) for the Swan Defined Risk Fund or expected to be taken by the Funds in their 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Swan Capital Management, LLC (the “Advisor”) serves as investment advisor to the Funds. Subject to the authority of the Board, the Advisor is responsible for the management of the Funds’ investment portfolios. The Advisor has selected Swan Global Management, LLC, (the “Sub-Advisor”), an affiliate of the Advisor with the same ownership and management as the Advisor, to serve as the Funds’ sub-advisor, effective November 19, 2014 for the Swan Defined Risk Fund and since commencement of the Swan Defined Risk Emerging Markets Fund.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the period ended June 30, 2015, the Advisor earned advisory fees of $9,359,620 and $51,906 for the Swan Defined Risk Fund and the Swan Defined Risk Emerging Markets Fund, respectively. The Sub-Advisor is paid by the Advisor, not the Funds.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses until at least October 31, 2016 to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, brokerage fees and commissions or extraordinary expenses such as litigation (which may include indemnification of Fund officers, and trustees, and contractual indemnification of third party service providers other than the Advisor)) do not exceed 1.65%, 2.40% and 1.40% of the daily average net assets attributable to Class A, Class C and Class I shares of the Fund (the “expense limitations”). During the period ended June 30, 2015, the Advisor waived and/or reimbursed $69,413 of fees and expenses for the Swan Defined Risk Emerging Markets Fund and did not waive any expenses for the Swan Defined Risk Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitations, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitations. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed expense limitations, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Advisor has not recaptured waived fees during the period ended June 30, 2015. For the period ended June 30, 2015, the total amount of expenses reimbursed subject to recapture was $69,413 which will expire on June 30, 2018 for the Swan Defined Risk Emerging Markets Fund.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets for Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2015, the Swan Defined Risk Fund incurred distribution fees of $311,153 and $655,170 for Class A and Class C shares, respectively. For the period ended June 30, 2015 the Swan Defined Risk Emerging Markets Fund incurred distribution fees of $715 and $926 for Class A and Class C shares, respectively.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended June 30, 2015, the Distributor received $724,175 in underwriting commissions for sales of Class A shares of the Swan Defined Risk Fund, of which $81,700 was retained by the principal underwriter. During the period ended June 30, 2015, the Distributor received $11,032 in underwriting commissions for sales of Class A shares of the Swan Defined Risk Emerging Markets Fund, of which $1,508 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the period ended June 30, 2015, amounted to $601,607,826 and $0, respectively for the Swan Defined Risk Fund, and $17,351,940 and $3,447,843 respectively for the Swan Defined Risk Emerging Markets Fund.

5.	DERIVATIVE TRANSACTIONS

Transactions in option contracts written for the Swan Defined Risk Fund during the year ended June 30, 2015 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Year	6,088	$4,931,359
Options written	210,510	255,714,492
Options closed	(197,558)	(236,719,502)
Outstanding at End of Year	19,040	$23,926,349

Transactions in option contracts written for the Swan Defined Risk Emerging Markets Fund during the period ended June 30, 2015 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Period	—	$—
Options written	34,394	1,437,445
Options closed	(27,502)	(1,174,769)
Outstanding at End of Period	6,892	$262,676

With respect to the Swan Defined Risk Fund, for the year ended June 30, 2015, the amount of net change in unrealized depreciation and realized gain on written option contracts subject to equity price risk amounted to $2,751,982 and $42,861,427, respectively. The fair value of these equity derivatives is $24,539,842. With respect to the Swan Defined Risk Emerging Markets Fund, for the period ended June 30, 2015, the amount of net change in unrealized depreciation and realized gain on written option contracts subject to equity price risk amounted to $75,835 and $112,323, respectively. The fair value of these equity derivatives is $186,841. Such figures can be found in the Statement of Operations and Statement of Assets & Liabilities, respectively.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

With respect to the Swan Defined Risk Fund, for the year ended June 30, 2015, the amount of net change in unrealized depreciation and realized loss on purchased options subject to equity price risk amounted to $22,182 and $48,236,515, respectively. The fair value of these equity derivatives is $105,422,185. With respect to the Swan Defined Risk Emerging Markets Fund, for the period ended June 30, 2015, the amount of net change in unrealized depreciation and realized loss on purchased options subject to equity price risk amounted to $255,441 and $50,360, respectively. The fair value of these equity derivatives is $1,648,502. Such figures can be found in the Statement of Operations under the line item net change in unrealized appreciation/depreciation on investments and in the Statement of Assets & Liabilities under the line item investment securities at value.

The notional value of the derivative instruments outstanding as of June 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

During the period ended June 30, 2015, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2015 for the Funds.

Swan Defined Risk Fund

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities

			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Written Options	$24,539,842	(1)	$—	$24,539,842	$24,039,842	(2)	$500,000	$—
Total	$24,539,842		$—	$24,539,842	$24,039,842		$500,000	$—

Swan Defined Risk Emerging Markets Fund

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities

			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial		Cash Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments		Pledged/Received	Net Amount
Written Options	$186,841	(1)	$—	$186,841	$176,779	(2)	$10,062	$—
Total	$186,841		$—	$186,841	$176,779		$10,062	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 was as follows:

For the year ended June 30, 2015:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Swan Defined Risk Fund	$4,488,574	$—	$—	$4,488,574

For the year ended June 30, 2014:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Swan Defined Risk Fund	$1,580,511	$—	$—	$1,580,511

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Swan Defined Risk Fund	$3,469,454	$—	$(39,856,702)	$(124,773)	$—	$94,916,690	$58,404,669
Swan Defined Risk Emerging Markets Fund	59,853	—	—	(13,276)	(17,845)	7,523	36,255

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and straddles and adjustment for the mark-to-market on open 1256 contracts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Swan Defined Risk Emerging Markets Fund incurred and elected to defer such capital losses of $17,845.

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total
Swan Defined Risk Fund	$15,964,961	$23,891,741	$39,856,702

7.	CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Charles Schwab & Co. held 28.52% of the voting securities of the Swan Defined Risk Fund for the benefit of others. As of June 30, 2015, Pershing LLC held 48.03% of the voting securities of the Swan Defined Risk Emerging Markets Fund.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Swan Defined Risk Emerging Markets Fund currently invests a portion of its assets in the iShares MSCI Emerging Markets ETF (“iShares ETF”) and the Vanguard FTSE Emerging Markets ETF (“Vanguard ETF”). The Fund may redeem its investment from the iShares ETF and the Vanguard ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the iShares ETF and the Vanguard ETF. The financial statements of the iShares ETF and the Vanguard ETF, including the portfolios of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2015, the percentage of the Fund’s net assets invested in the iShares ETF was 40.6% and the Vanguard ETF was 39.4%

SWAN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Swan Defined Risk Fund and
Swan Defined Risk Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund (the “Funds”), each a series of shares of beneficial interest in Northern Lights Fund Trust III, including the portfolios of investments, as of June 30, 2015, and the related statements of operations for the year and period then ended and the statements of changes in net assets and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund as of June 30, 2015, and the results of their operations for the year and period then ended and the changes in their net assets and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 28, 2015

SWAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

Approval of Advisory Agreement – Swan Defined Risk Fund and Swan Defined Risk Emerging Markets Fund

In connection with a meeting held on May 27-28, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreement”) between Swan Capital Management, Inc. (“SCM”) and the Trust, with respect to the Swan Defined Risk Fund (“Swan DR” or the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Swan Funds and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board reviewed the background information of the key investment personnel responsible for servicing Swan DR and noted that the investment team had diverse expertise across many sectors of the industry and appear capable of providing a full array of investment services to the Fund. The Board further noted that the investment team was associated with, and provides services to all SCM affiliates. The Board reviewed SCM’s investment process, noting that SCM utilizes a proprietary rules based “defined risk” strategy in the same manner in which it manages the firm’s separately managed accounts. They noted the strategy is implemented on a day-to-day basis by an SCM affiliate, Swan Global Management LLC (the Fund’s sub-adviser). The Board agreed that SCM’s risk management process appeared to be satisfactory and that the firm appears to have a strong risk management culture that integrates risk mitigation techniques into the trading plan. The Board acknowledged that there had been no material compliance or litigation issues reported with respect to SEC, FINRA, or state regulators with respect to SCM since its previous approval and recognized that SCM continues to improve all areas of their advisory services as they grow looking for efficiencies, scalability and performance. The Board concluded that SCM should continue to provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Board reviewed the performance of the Fund and noted that the Fund outperformed the peer group and Morningstar category averages, but underperformed the S&P 500, for each of the one year and since inception periods. The Board noted that the Fund’s underperformance against the S&P 500 was not unexpected as the strategy used by the Fund is expected to lag the benchmark in up markets due to the use of the option risk overlay strategy. They agreed that the Fund’s performance relative to the Morningstar Long/Short Equity category was more

SWAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

informative. The Board noted that although the Fund’s strategy caused it to miss some upside gains, it was performing as designed, and has thus far provided reasonable returns with low volatility. Although past performance is not indicative of future results, the Board concluded SCM had and can continue to provide reasonable results for the benefit of the Fund and its shareholders.

Fees & Expenses. The Board noted that SCM’s 1.00% advisory fee compares favorably to the peer group average and the Morningstar category average. The Board noted that the Fund’s average expense ratio of 1.39% was also lower than the peer group and Morningstar category average. The Board observed that this fee was less than the fee charged by SCM to its direct account clients. The Board concluded that, as the advisory fee is below both the averages of its peers, the advisory fee appears reasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, and concluded that, while the Fund had grown significantly, the adviser reported that it had not benefited from meaningful economies of scale because it had invested in additional resources as the Fund has grown. The Board noted that a representative of SCM agreed that they were open to this discussion and would consider the implementation of breakpoints in the future. The Board took into consideration that the Fund’s fee levels were currently lower than its peers and agreed to monitor closely monitor the situation and readdress the issue when appropriate.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of Swan DR provided by SCM. They noted SCM showed a not immaterial profit from its relationship with the Fund, but that this profit was less substantial when considered as a percentage of revenue received from the Fund. They noted that the profit analysis was consolidated with the affiliated sub-adviser. The Trustees recognized that the firm had made significant reinvestment of its revenue in order to scale its resources to be able to properly accommodate the Fund’s growth. After discussion, the Trustees concluded the level of profit realized by SCM in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from SCM as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of Swan DR.

SWAN FUNDS
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions; and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as noted below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
Actual	1/1/15	6/30/15	1/1/15 – 6/30/15*	1/1/15 – 6/30/15*
Swan Defined Risk Fund
Class A	$1,000.00	$999.20	$7.19	1.45%
Class I	$1,000.00	$1,000.80	$6.00	1.21%
Class C	$1,000.00	$994.90	$10.93	2.21%
Swan Defined Risk Emerging Markets Fund
Class A	$1,000.00	$1,010.00	$8.22	1.65%
Class I	$1,000.00	$1,011.00	$6.98	1.40%
Class C	$1,000.00	$1,007.00	$11.94	2.40%

	Beginning	Ending	Expenses Paid	Expense Ratio During
Hypothetical	Account Value	Account Value	During Period	the Period
(5% return before expenses)	1/1/15	6/30/15	1/1/15 – 6/30/15*	1/1/15 – 6/30/15*
Swan Defined Risk Fund
Class A	$1,000.00	$1,017.60	$7.25	1.45%
Class I	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,013.84	$11.04	2.21%
Swan Defined Risk Emerging Markets Fund
Class A	$1,000.00	$1,016.61	$8.25	1.65%
Class I	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,012.89	$11.98	2.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

SWAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

This chart provides information- about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	32	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	133	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	133	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	32	PS Technology, Inc. (2010-2013).

SWAN FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-896-2590.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-896-2590 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-896-2590.

INVESTMENT ADVISOR
Swan Capital Management, LLC
227 E. Third Avenue, Unit A
Durango, CO 81301

INVESTMENT SUB-ADVISOR
Swan Global Management, LLC
7 Ridgetop
Palmas Del Mar, PR 00791

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	2013	2014	2015
	Swan Defined Risk Fund	$13,500	$13,500	$13,700
	Swan Defined Risk Emerging Markets Fund			$13,500

(b)	Audit-Related Fees	2013	2014	2015
	Swan Defined Risk Fund	None	None	None
	Swan Defined Risk Emerging Markets Fund			None

(c)	Tax Fees	2013	2014	2015
	Swan Defined Risk Fund	$2,000	$2,000	$2,000
	Swan Defined Risk Emerging Markets Fund			$2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees	2013	2014	2015
	Swan Defined Risk Fund	None	None	None
	Swan Defined Risk Emerging Markets Fund			None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Swan Defined Risk Fund	2015	2014	2013
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Swan Defined Risk Emerging Markets Fund	2015
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2015	2014	2013
Swan Defined Risk Fund	$2,000	$2,000	$2,000
Swan Defined Risk Emerging Markets Fund	$2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/3/15